UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 22, 2020 (September 21, 2020)

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of registrant as specified in its charter)

Delaware Delaware	001-14387 001-13663	06-1522496 86-0933835
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700 Stamford Connecticut	06902
(Address of principal executive offices)	(Zip Code)
(203)
622-3131
Registrant’s telephone number, including area code
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	URI	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 22, 2020, United Rentals, Inc. (the “Company”) announced that Paul McDonnell, Executive Vice President and Chief Commercial Officer, will depart from the Company on September 30, 2020 (the “Separation Date”).
In connection with the foregoing, the Company entered into a Severance Agreement and General Release with Mr. McDonnell, dated September 21, 2020 (the “Agreement”), that includes a form of Consulting Agreement with the Company. The Agreement provides that Mr. McDonnell will be paid at a rate of $10,608.08 per week while serving as a consultant to the Company during a two-year
consulting period and also receive severance at a rate of $5,769.23 per week during the first 26 weeks following the Separation Date. Mr. McDonnell will also receive (1) a lump sum amount equal to the annual cash bonus that otherwise would have been earned in 2020 prorated for the portion of the year employed, (2) continued vesting of the tranches of performance-based restricted stock units otherwise scheduled to vest in January 2021 and time-based restricted stock units otherwise scheduled to vest in March 2021, and (3) Company-paid medical, dental and vision coverage under COBRA for the period from the Separation Date through March 30, 2022. Mr. McDonnell has signed a general release of claims in favor of the Company (with a customary seven day revocation period) and must comply with ongoing confidentiality and non-disparagement
obligations and with
non-competition
and
non-solicitation
covenants for a period of 24 months from the Separation Date.
The Agreement is attached as Exhibit 10.1 and is incorporated by reference herein. The foregoing summary description of the Agreement is qualified in its entirety by reference to the Agreement. A copy of the Company’s related press release is being furnished as Exhibit 99.1 to this Current Report on Form
8-K.
Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

10.1	Severance Agreement and General Release, dated September 21, 2020, between the Company and Paul McDonnell (including a form of Consulting Agreement)

99.1	Press release, dated September 22, 2020, issued by the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 22, 2020

UNITED RENTALS, INC.

By:	/s/ Craig Pintoff
Name:	Craig Pintoff
Title:	Executive Vice President - Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig Pintoff
Name:	Craig Pintoff
Title:	Executive Vice President - Chief Administrative and Legal Officer